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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 1996, except for Note 11 as to which the date is May 29, 1996, which appears on page F-2 of the final prospectus of McLeod, Inc. as filed with the Securities and Exchange Commission on June 10, 1996 pursuant to Rule 424(b) of the Securities Exchange Act of 1934.



                                                  McGLADREY & PULLEN LLP

July 9, 1996